UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 17, 2021
Date of Report (Date of earliest event reported)

PDS Biotechnology Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

25B Vreeland Road, Suite 300 Florham Park, NJ	07932
(Address of Principal Executive Offices)	(Zip Code)

(800) 208-3343
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.00033 per share	PDSB	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Inventive Plan

PDS Biotechnology Corporation (the “Company”) held its 2021 annual meeting of stockholders on June 17, 2021 (the “Annual Meeting”). As previously disclosed, on December 8, 2020, the Board of Directors of the Company adopted, subject to stockholder approval, the Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Inventive Plan (the “Restated Plan”), which would amend and restate the Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan (the “Current Plan”). The stockholders voted to approve the Restated Plan at the Annual Meeting.  The Restated Plan is identical to the Current Plan in all material respects, except as follows: (a) the number of shares of Common Stock authorized for issuance under the Restated Plan will increase from 826,292 shares to 3,339,243 shares, plus the total number of shares that remained available for issuance, that are not covered by outstanding awards issued under the Current Plan, immediately prior to December 8, 2020; and (b) the Restated Plan will terminate on December 7, 2030, unless earlier terminated. The foregoing description of the Restated Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Restated Plan, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Amendment to Employment Agreement

The Company entered into an Amendment to Employment Agreement with Gregory Conn, Ph.D., its Chief Medical Officer, effective as of June 17, 2021 (the “Amendment”). The Amendment reduced Dr. Conn’s base salary to $120,000 per year.  The Amendment further amended the terms of Dr. Conn’s employment with the Company to provide that Dr. Conn is only required to work or otherwise provide services to the Company for a minimum of/up to 30 hours per week. The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were submitted to the stockholders of the Company:

Proposal 1:
A proposal to elect Frank Bedu-Addo, Ph.D. and Otis Brawley, M.D. to serve as Class C directors until the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

Proposal 2:	A proposal to ratify the appointment of KPMG US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Proposal 3:	A proposal to approve the Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan.
Proposal 4:	A proposal to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.
Proposal 5:	A proposal to approve, by non-binding advisory vote, the frequency of future votes on the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 29, 2021. Of the 22,278,261 shares of the Company’s common stock entitled to vote at the Annual Meeting, 14,878,635 shares, or approximately 66.78%, were represented at the Annual Meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below.

Proposal 1:	Election of Class C Directors.

The Company’s stockholders elected the following directors to serve as Class C directors until the 2024 annual meeting of stockholders of the Company or until their successors are duly elected and qualified. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Frank Bedu-Addo, Ph.D.	6,535,593	1,316,432	7,026,610
Otis Brawley, M.D.	7,811,423	40,602	7,026,610

Proposal 2:	Ratification of Appointment KPMG US LLP

The Company’s stockholders ratified the appointment of KPMG US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
14,737,803	103,499	37,333	0

Proposal 3:	Approval of the Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan.

The Company’s stockholders voted to approve the Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,117,335	706,154	28,536	7,026,610

Proposal 4:	Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers.

The Company’s stockholders voted to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,113,292	705,969	32,764	7,026,610

Proposal 5:	Approval, by non-binding advisory vote, of the frequency of future votes on the compensation of the Company’s named executive officers.

The Company’s stockholders voted to approve, by non-binding advisory vote, the frequency of future votes on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
7,055,547	655,047	120,744	20,687	7,026,610

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1
Second Amended and Restated PDS Biotechnology Corporation 2014 Equity Incentive Plan (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K on December 9, 2020, and incorporated by reference herein).

10.2	Amendment to Employment Agreement by and between PDS Biotechnology Corporation and Gregory Conn, Ph.D., effective as of June 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS Biotechnology Corporation

Date: June 21, 2021	By:	/s/ Frank Bedu-Addo, Ph.D.
Name: Frank Bedu-Addo, Ph.D.
Title: President and Chief Executive Officer